UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 16, 2018

Financial Institutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-26481	16-0816610
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

220 Liberty Street, Warsaw, New York		14569
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-786-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors (the "Audit Committee") of Financial Institutions, Inc. (the "Company") recently completed a competitive process to select the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 ("Fiscal 2018").

At the conclusion of this process, on March 16, 2018, the Audit Committee appointed RSM US LLP ("RSM") as its independent registered public accounting firm for the remainder of Fiscal 2018, effective as of April 1, 2018. This action will result in the dismissal of KPMG LLP ("KPMG") as the Company’s independent registered public accounting firm.

The audit reports of KPMG on the Company’s consolidated financial statements for the fiscal years ended December 31, 2017 ("Fiscal 2017") and December 31, 2016 ("Fiscal 2016") did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During Fiscal 2017 and Fiscal 2016, and subsequently through March 16, 2018, there were: (i) no "disagreements" within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to them in its reports; and (ii) no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the foregoing disclosures to KPMG and has requested that KPMG furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements included in the immediately preceding paragraph. A copy of KPMG’s letter, dated March 22, 2018, is filed as Exhibit 16.1 to this current report on Form 8-K.

(b) Appointment of new Independent Registered Public Accounting Firm

As noted above, on March 16, 2018, the Audit Committee appointed RSM as the Company’s independent registered public accounting firm for Fiscal 2018, effective as of April 1, 2018. This appointment is contingent upon the successful completion of RSM‘s standard client acceptance procedures and the execution by both the Company and RSM of an engagement letter.

During Fiscal 2017 and Fiscal 2016, and through the first quarter of Fiscal 2018, neither the Company nor anyone acting on its behalf has consulted with RSM regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that RSM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; and (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter from KPMG LLP dated March 22, 2018

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Exhibit Index

Exhibit No.	Description

16.1	Letter from KPMG LLP dated March 22, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Institutions, Inc.

March 22, 2018	By:	Kevin B. Klotzbach

Name: Kevin B. Klotzbach
Title: Executive Vice President, Chief Financial Officer and Treasurer

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